Revenue	12 Months Ended
Dec. 31, 2020
Revenue from Contract with Customer [Abstract]
Revenue	REVENUE

(in millions)	2020	2019
Electric and gas revenue
United States
ITC	$1,726	$1,697
UNS Energy	2,019	1,966
Central Hudson	941	894
Canada
FortisBC Energy	1,336	1,289
FortisAlberta	580	576
FortisBC Electric	358	362
Newfoundland Power	707	671
Maritime Electric	215	209
FortisOntario	222	206
Caribbean
Caribbean Utilities	238	270
FortisTCI	77	85
Total electric and gas revenue	8,419	8,225
Other services revenue (1)	325	374
Revenue from contracts with customers	8,744	8,599
Alternative revenue (2)	64	116
Other revenue	127	68
Total revenue	$8,935	$8,783
(1)    Includes $227 million and $273 million from regulated operations for 2020 and 2019, respectively
(2)    Includes a $40 million and $91 million base ROE adjustment associated with the May 2020 and November 2019 FERC decisions, respectively (Notes 2 and 8)

Revenue from Contracts with Customers

Electric and gas revenue includes revenue from the sale and/or delivery of electricity and gas, transmission revenue, and wholesale electric revenue, all based on regulator-approved tariff rates including the flow through of commodity costs.

Other services revenue includes: (i) management fee revenue at UNS Energy for the operation of Springerville Units 3 and 4; (ii) revenue from storage optimization activities at Aitken Creek; and (iii) revenue from other services that reflect the ordinary business activities of Fortis' utilities.

Alternative Revenue

Alternative revenue programs allow utilities to adjust future rates in response to past activities or completed events if certain criteria are met. Alternative revenue is recognized on an accrual basis with a corresponding regulatory asset or liability until the revenue is settled. Upon settlement, revenue is not recognized as revenue from contracts with customers but rather as settlement of the regulatory asset or liability. The significant alternative revenue programs of Fortis' utilities are summarized as follows.

ITC's formula rates include an annual true-up mechanism that compares actual revenue requirements to billed revenue, and any under- or over-collections are accrued as a regulatory asset or liability and reflected in future rates within a two-year period (Note 8). The formula rates do not require annual regulatory approvals, although inputs remain subject to legal challenge.
UNS Energy's lost fixed-cost recovery mechanism ("LFCR") surcharge recovers lost fixed costs, as measured by a reduction in non-fuel revenue, associated with energy efficiency savings and distributed generation. To recover the LFCR regulatory asset, UNS Energy is required to file an annual LFCR adjustment request with the ACC for the LFCR revenue recognized in the prior year. The recovery is subject to a year-over-year cap of 2% of total retail revenue. UNS Energy's demand side management surcharge, which is approved by the ACC annually, compensates for the costs to design and implement cost-effective energy efficiency and demand response programs until such costs, along with a performance incentive, are reflected in non-fuel base rates.

FortisBC Energy and FortisBC Electric have an earnings sharing mechanism that provides for a 50/50 sharing of variances from the allowed ROE in 2020 (2019 - variances from formula-driven operation and maintenance expenses and capital expenditures). This mechanism is in place until the expiry of the current multi-year rate plan for 2020 to 2024. Additionally, variances between forecast and actual customer-use rates and industrial and other customer revenue are captured in a revenue stabilization account and a flow-through deferral account to be refunded to, or received from, customers in rates within two years.

Other Revenue

Other revenue primarily includes gains or losses on energy contract derivatives and regulatory deferrals at FortisBC Energy and FortisBC Electric reflecting cost recovery variances from forecast.